                      OPPENHEIMER STRATEGIC INCOME FUND
                       Supplement dated January 6, 2004
      to the Statement of Additional Information dated November 21, 2003

The Statement of Additional Information is revised as follows:

Effective  December 24, 2003, the section titled "Dividends and Distributions"
beginning on page 83 is hereby deleted and replaced with the following:

     Dividends and Distributions.  The Fund has no fixed dividend rate and there can be no assurance  as to the payment of any  dividends or the realization  of any capital  gains.  The dividends and  distributions paid by a class of shares  will vary from time to time  depending  on market  conditions,  the  composition  of the Fund's  portfolio,  and expenses borne by the Fund or borne separately by a class.  Dividends are calculated in the same manner,  at the same time, and on the same day for each class of shares. However,  dividends on Class B, Class C and Class N shares are  expected to be lower than  dividends on Class
     A and  Class  Y  shares.  That  is  because  of  the  effect  of  the asset-based  sales  charge  on Class B,  Class C and  Class N shares.
     Those  dividends  will also differ in amount as a consequence  of any difference  in the net  asset  values  of the  different  classes  of shares.

     Dividends,  distributions  and  proceeds  of the  redemption  of Fund shares  represented  by checks  returned to the Transfer Agent by the
     Postal  Service  as  undeliverable  will be  invested  in  shares  of
     Oppenheimer  Money Market  Fund,  Inc.  Reinvestment  will be made as promptly as possible  after the return of such checks to the Transfer
     Agent,  to enable the  investor  to earn a return on  otherwise  idle funds.  Unclaimed  accounts may be subject to state escheatment laws,
     and  the  Fund  and  the  Transfer   Agent  will  not  be  liable  to
     shareholders or their  representatives for compliance with those laws in good faith.

January 6, 2004                                             PX0230.012